                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 2, 1998




                        GREEN TREE FINANCIAL CORPORATION
                 as originator of Manufactured Housing Contract
                   Senior/Subordinate Pass-Through Certificate
                                  Trust 1998-8
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    01-08916
           Delaware           (333-49933/333-63265)          41-1807858
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(State or other jurisdiction        (Commission            (IRS employer
      of incorporation)             file number)        identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.   Changes in Control of Registrant.
          ---------------------------------
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------
          Not applicable.

Item 5.   Other Events.
          -------------
          Not applicable.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------
          Not applicable.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------
          (a)      Financial statements of businesses acquired.

                   Not applicable.

          (b)      Pro forma financial information.

                   Not applicable.

          (c)      Exhibits.

                   The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


                                        2
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                   Exhibit No.       Description
                   -----------       -----------

                     99.1 Information with respect to certain manufactured housing installment sale contracts and installment loan agreements to be transferred to the trust formed in connection with the $1,350,000,000 (Approximate) Manufactured Housing Contract Senior/Subordinate Pass-Through
                                     Certificates, Series 1998-8, issued by
                                     Green Tree Financial Corporation, as Seller and Servicer.




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREEN TREE FINANCIAL CORPORATION



                                    By: /s/ Joel H. Gottesman
                                        -------------------------------
                                        Joel H. Gottesman
                                        Senior Vice President, General Counsel
                                        and Secretary


                                        3
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                                INDEX TO EXHIBITS




Exhibit Number                                                           Page
--------------                                                           ----

    99.1 Information with respect to certain manufactured housing installment sale contracts and installment loan agreements to be transferred to the trust formed in connection with the $1,350,000,000 (Approximate) Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1998-8, issued by Green Tree Financial Corporation, as Seller and Servicer.